Exhibit 10.17

June 15, 2005

John W. Henry & Company, Inc.

301 Yamato Road, Suite 2200

Boca Raton, Fl. 33431-4931

Attn: Mr. Ken Webster

Re: Management Agreement Renewals

Dear Mr. Webster:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Shearson Mid-West Futures Fund

•	Shearson Lehman Select Advisors Futures Fund L.P.

•	Smith Barney Mid-West Futures Fund L.P. II

•	Smith Barney Westport Futures Fund L.P.

•	Hutton Investors Futures Fund, L.P. II (HIFF II)

•	AURORA 2001

•	AURORA III

•	Citigroup Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Alera 100

•	JWH Strategic Allocation Master Fund LLC

June 15, 2005

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.

Chief Financial Officer & Director

JOHN W. HENRY & COMPANY, INC.

By:   /s/ Ken Webster

Print Name:    Ken Webster

DRMcA/sr

Exhibit 10.17

June 15, 2005

Campbell & Company, Inc.

Court Tower Building

210 West Pennsylvania Avenue

Suite 770

Towson, MD 21204

Attn: Ms. Terry Becks

Re: Management Agreement Renewals

Dear Ms. Becks:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Markets Futures Fund L.P.

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA 2001

•	AURORA III

•	CMF Campbell Master Fund L.P.

June 15, 2005

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.
        Chief Financial Officer & Director

CAMPBELL & COMPANY, INC.

By:   /s/ Theresa Becks

Print Name:   Theresa Becks

DRMcA/sr

Exhibit 10.17

June 15, 2005

Aspect Capital Management Ltd.

Nations House – 8th Floor

103 Wigmore Street

London W1U 1QS, U.K.

Attention: Mr. Anthony Todd

Re: Management Agreement Renewals

Dear Mr. Todd:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Salomon Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Alera 100

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.

Chief Financial Officer & Director

By:   /s/ Simon Rockall

Print Name:    Simon Rockall

DRMcA/sr

Exhibit 10.17

June 15, 2005

Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853

Attention: Mr. Paul Sedlack

Re: Management Agreement Renewals

Dear Mr. Sedlack:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2006 and all other provisions of the Management Agreements will remain unchanged.

•	Smith Barney Global Markets Futures Fund

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	AURORA 2001

•	AURORA III

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	Alera 100

•	Alera Portfolio Spc

June 15, 2005

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5043.

Very truly yours,

CITIGROUP MANAGED FUTURES LLC

By:   /s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.
        Chief Financial Officer & Director

By:   /s/ Paul Sedlack

Print Name:    Paul Sedlack

DRMcA/sr